Conseco, Inc.

Investment Portfolio

As of June 30, 2008

Due to the current economic environment and the various questions we have received about our investment portfolio, we are providing this report on Conseco’s Investment Portfolio as of June 30, 2008.

On August 18, 2008, Conseco, Inc. (the “Company”) filed a Form 8-K to report the issuance of additional financial information related to the Company’s Investment Portfolio as of June 30, 2008.

The information contained under Item 7.01 in the Report on Form 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information contained in the Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the
Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Conseco, Inc.’s insurance companies help protect working American families and seniors from financial adversity:  Medicare supplement, long-term care, cancer, heart/stroke and accident policies protect people against major unplanned expenses;
annuities and life insurance products help people plan for their financial futures.  For more information, visit Conseco’s web site at www.conseco.com.

Conseco, Inc. Investment Portfolio as of June 30, 2008

Summary

Our goal is stable and predictable investment performance

Diversified and liquid investment portfolio

Portfolio migration and MTM trends consistent with credit cycle and overall credit market

Risk controls include credit policy, asset liability management, hedging, and compliance

Experienced investment professionals (including 14 CFA Charterholders, 2
CPAs, 9 MBAs, and 2 JDs) - diverse fixed income disciplines

Investment Grade
Corporates
59.1%
CMOs
16.2%
CMBS
3.9%
ABS
1.7%
Commercial
Mortgages
9.4%
Municipals
2.1%
Govts and Agencies
1.5%
Non-Traditional
2.0%
Equity an Derivatives
0.5%
High Yield
Corporates*
3.7%

CONSECO.

Asset Allocation

*Excludes variable interest entity

As of 6/30/2008

(Allocations based on book values)

Our diversified investment portfolio allocation emphasizes traditional insurance sectors

$13,972
$13,266
$3,827
$3,639
$2,227
$2,222
$924
$842
$869
$795
$504
$486
$480
$432
$404
$336
$352
$365
$113
$45
IG Corporates
CMOs
Comm. Mort
CMBS
HY Corporates*
Municipals
Non-Traditional
ABS
Govts/Agen
Equity and Derivatives
Book Value
Market Value

CONSECO.

Asset Allocation

As of 6/30/2008

$Millions

Qualitative and MTM trends are consistent with expectations and credit cycle

*Excludes variable interest entity

Percentage Points High
Peer Avg.
Percentage Points Low
CMOs 4.8%
IG Corporates 4.5%
Non-Traditional 0.9%
Municipals 0.7%
HY Corporates (0.2%)
Comm Mort (0.5%)
Govts / Agen. (2.1%)
CMBS (2.4%)
ABS (5.6%)

CONSECO.

Asset Allocation

As of 6/30/2008

Peer averages comprised of Genworth, Lincoln, Principal, Phoenix, Protective Life, and Reinsurance Group of America

Relative portfolio allocations vs. peer averages

Other
7.1%
Utilities
13.4%
Energy/Pipelines
11.9%
Banks
8.8%
Food /Beverage
8.1%
Insurance
7.9%
Healthcare/Pharma
7.4%
Real Estate/REITs
5.2%
Cable/Media
4.5%
Brokerage
4.4%
Telecom
3.7%
Cap Goods
3.6%
Transportation 3.4%
Aerospace/
Defense 3.1%
Building Mat'ls 2.5%
Technology 2.2%
Consumer Products 1.5%
Retail 1.3%
IG
Corporates
59.1%

CONSECO.

Investment Grade Corporates

As of 6/30/2008

Our IG Corporate allocation is diversified and emphasizes

traditionally less cyclical sectors

Real Estate/REITs, 6.8%
Entertainment/Gaming, 6.3%
Healthcare/Pharma, 7.1%
Technology, 5.4%
Food/Beverage, 8.2%
Energy/Pipelines, 5.3%
Telecom, 4.5%
Building Mat'ls, 9.4%
Paper, 3.8%
Aerospace/Defense, 3.6%
Chemicals, 3.4%
Autos, 3.3%
Cable/Media, 13.3%
Utilities, 3.2%
Consumer Products, 2.1%
Other, 8.0%
Hotels, 2.0%
Cap Goods, 1.3%
Metals & Minning, 1.3%
Retail, 1.7%
High Yield
Corporates
3.7%

CONSECO.

High Yield Corporates

As of 6/30/2008

Our HY Corporate allocation is diversified and is weighted away from cyclicals

CMBS
3.9%
$581
$563
$69
$106
$144
$62
$90
$107
$23
$20
Book Value
Market Value
AAA
AA
A
BBB
BB

CONSECO.

CMBS

As of 6/30/2008

$Millions

Our CMBS exposure emphasizes AAA and AA categories (more than 70%)

2007
5.5%
2006
10.7%
Pre-2004
35.3%
2005
25.1%
2004
23.4%

CONSECO.

CMBS

As of 6/30/2008

Our CMBS exposure is heavily weighted toward older vintages

with stronger qualitative characteristics and seasoning

Office
27.6%
Multi-Family
15.1%
Hotel
5.9%
Industrial
4.2%
Other
14.9%
Retail
32.3%

CONSECO.

Our CMBS are backed by a diverse pool of underlying collateral –

$90 billion, from more than 7,700 commercial mortgage loans

CMBS

As of 4/30/2008

CMBS

South
Atlantic

19.2%

New
England
4.0%

East South
Central

2.0%

West South
Central

7.6%

Pacific

18.1%

Middle
Atlantic

19.4%

Mountain

7.0%

As of 6/30/2008

West North
Central

2.6%

East North
Central

8.4%

Underlying collateral is geographically diverse

Multiple
Regions

11.7%

CMBS

Collateral

DSCR

LTV

Occupancy

Cap rate

Rent rolls

Geographic distribution

Industry distribution

Collateral rating/credit grade
distribution

IO loans

NOI trends

TI/LC reserves

Sponsor

Structure

Surveillance

Property/company and
management overview

Origination practices

Underwriting

Monitoring and collection
process

Quality control

Trust structure

Cash flow allocation

Mechanics of credit/
enhancement/protection

Servicer

Stress tests

Rating

Term/Yield/Duration vs.
portfolio

Prepayment projections

Monitor rating versus
performance

Identify underperforming
assets/transactions which could
lead to rating change

Projections on defaults
delinquencies, and recoveries

Projected cash flows and credit
support levels

Stress tests

We track our CMBS using a robust underwriting and surveillance process

$1,742
$1,581
$1,376
$1,356
$625
$618
$84
$83
Private Label
FHLMC
FNMA
GNMA
Book Value
Market Value
CMOs
16.2%

CONSECO.

CMOs

As of 6/30/2008

$Millions

Our CMO portfolio is approximately 50% GSE guaranteed

and is more than 99% AAA rated

Private Label CMOs
7.4%
2007 - Prime Jumbo
MV/BV: 89%
10.6%
2004 - Alt-A
MV/BV: 93%
3.7%
2005 - Alt-A
MV/BV: 85%
0.6%
2006 - Alt-A
MV/BV: 85%
24.4%
2007 - Alt-A
MV/BV: 85%
1.7%
2003 - Prime Jumbo
MV/BV: 95%
6.6%
2004 - Prime Jumbo
MV/BV: 93%
16.6%
2005 - Prime Jumbo
MV/BV: 94%
26.0%
2006 - Prime Jumbo
MV/BV: 94%
9.8%

CONSECO.

CMOs

As of 6/30/2008

$Millions

Our private label CMOs are diversified by type

and vintage and are more than 98% AAA rated

As of 6/30/2008

CMOs

Sequential

46.5%

Eff. Duration:      7.18

Convexity:           (0.83)

Pass Through

3.9%

Eff. Duration:      4.95

Convexity:           (0.90)

NAS

21.8%

Eff. Duration:      8.82

Convexity:            0.16

TAC/Accretion Directed

5.7%

Eff. Duration:      7.36

Convexity:           (0.20)

PAC

19.8%

Eff. Duration:      8.81

Convexity:           0.10

Z-Tranche

2.3%

Eff. Duration:      16.7

Convexity:            (1.77)

Our CMO portfolio has moderate cash flow volatility

ABS
1.7%
Credit Cards
21.7%
Subprime HELs
25.2%
Equipment
3.2%
Financial Settlements
14.6%
Home Equity
35.2%

CONSECO.

As of 6/30/2008

Asset Backed Securities

$141
$103
$89
$59
$13
$103
$85
$85
$53
$11
Book Value
Market Value
Home Equity
Avg. Rating: Aa2
Subprime HELs
Avg. Rating: Aa2
Credit Cards
Avg. Rating: A1
Financial Settlements
Avg. Rating: Aa3
Equipment
Avg. Rating: Aa2

CONSECO.

Asset Backed Securities

As of 6/30/2008

$Millions

Subprime HEL and HELOC valuations reflect challenging MTM

environment for mortgage securities

ABS/CMO

Collateral

Debt-to-Income

Loan-to-Value

Occupancy type

Geographic distribution

Credit score

IO loans

Documentation

Loan tapes

Loan Performance Platform

Sponsor

Structure

Surveillance

Origination practices

Underwriting practices

Servicer quality

Monitoring and collection
process

Quality control

Trust structure

Cash flow allocation

Mechanics of credit/
enhancement/protection

Stepdowns

Rating

Term/Yield/Duration vs.
portfolio

Intex Platform

Collateral performance review:
variance attribution

Stochastics on defaults,
delinquencies, recoveries,
prepayments, and cash flows

Trends in credit support relative
to delinquencies and losses

Projected cash coverages

Principal payment windows

Projected collateral writedowns

Yield Book Platform

We have a robust analytical process for residential mortgage securities

Office
37.5%
Retail
48.5
Industrial/Warehouse
8.4%
Multi-Family
4.7%
Other
1.1%

Commercial
Mortgages
9.4%

CONSECO.

Commercial Mortgages

As of 6/30/2008

Our commercial mortgage loan allocation includes credit tenant loans

Commercial Mortgages

South
Atlantic

21.7%

New
England
9.1%

East South
Central

5.4%

West South
Central

5.9%

Pacific

6.8%

Middle
Atlantic

8.1%

Mountain

10.2%

As of 6/30/2008

West North
Central

13.5%

East North
Central

19.3%

54.9%
21.3%
10.3%
3.1%
10.4%
$0-$10
$11-$20
$21-$30
$31-$40
$40+

90.1%
6.6%
1.9%
0.4%
1.0%
$0-$10
$11-$20
$21-$30
$31-$40
$40+

CONSECO.

Commercial Mortgages

As of 6/30/2008

$Millions

Loan Balance

Number of Loans

Our portfolio tends toward a large number of  loans

with few large exposures

Duration (years)
Absolute Variance (years)
10
8
6
4
2
0
1.0
0.8
0.6
0.4
0.2
0.0
6.2
7.1
6.4
7.1
6.4
7.0
6.9
7.2
6.9
7.5
7.3
7.9
8.2
7.5
2002
2003
2004
2005
2006
2007
2Q 2008
Actual
Target
Variance

CONSECO.

Our asset portfolio has lengthened to better

match our insurance liabilities

Asset Liability Management

5,000
4,000
3,000
2,000
1,000
0
(1,000)
(2,000)
(3,000)
(4,000)
2008
2012
2016
2020
2024
2028
2032
2036

CONSECO.

Asset Liability Management

We use projections of Asset and Liability cash flows to

articulate opportunities and risks

Simulation analysis,
including cash flow testing

Portfolio gap analysis,
including maturity analysis
and interest rate sensitivity
analysis

Optimization analysis

Investment and mitigation
strategies

$Millions

Metrics

Uses / Results

Duration

Convexity

Yield

Projected cash flow

Investment income

Surplus

Product management

Planning

Income

Capital

Surplus management

Cash flow testing

Asset Liability Management

Statutory

Portfolios

Life

Annuity

Spec. Disease

LTC

Asset segmentation focuses on product segment needs

1.00%
0.50%
0.00%
-0.50%
-1.00%
100.50%
100.25%
100.00%
99.75%
99.50%
1Q '06
2Q '06
3Q '06
4Q '06
1Q '07
2Q '07
3Q '07
4Q '07
1Q '08
2Q '08
Gain/Loss as % Inforce
R Squared

CONSECO.

Asset Liability Management

% Inforce

Our EIA hedging process demonstrates effective results

R Squared

Risk Management

Systemic risks we closely monitor

Widening of general credit spreads

Volatility of interest rates

Directional movements in prices and volatilities of equity indices

Changes in the level of the yield curve

Changes in asset valuations

35
30
25
20
15
10
5
0
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08

CONSECO.

Risk Management

Equity Volatility

(VIX)

Vix

Source: Bloomberg

350
300
250
200
150
100
50
0
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
A Corporate - Spread
High Yield Default Rates

CONSECO.

Risk Management

Corporate Spreads and

Default Rates

Source: Lehman and Moody’s

Spread

Default

Rate

120
100
80
60
40
20
0
-20
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08

CONSECO.

Risk Management

10 Year vs. 30 Year Treasuries

Source: Lehman

Spread

11.5%
7.5%
3.2%
0.2%
-1.7%
-3.4%
-4.6%
-8.9%
-15.8%
March 06
June 06
Sept 06
Dec 06
March 07
June 07
Sept 07
Dec 07
May 08

CONSECO.

Risk Management

Home Prices

(Year-Over-Year Change)

Source: S&P/Case-Shiller

Proactive approach to controlling key risks

Documented guidelines for risk policies and risk capacity

Monitoring and enforcing adherence to our risk policies

Measuring quantifiable risks using proven methodologies and market-consistent values

Fundamental credit surveillance

Senior oversight of capital commitments involving less liquid assets

Extensive use of third parties to value invested assets

Independent data integrity function

Risk Management

Investment Grade Corporates 59.1%
CMOs 16.2%
CMBS 3.9%
ABS 1.7
Commercial Mortgage 9.4%
Other 9.7%

CONSECO.

Subprime allocation reflects
severe market discount and
high delinquencies in 2006
and 2007 vintages

HEL allocation reflects market
stresses

As of 6/30/2008

Risk Management

Overall mark-to-market and
credit migration consistent
with credit cycle

Pressure on financials

Highly rated, highly liquid

Satisfactory performance,  with
some pressure on ALT-A’s

Low, but rising delinquency trends

Seasoned portfolio

Pricing pressure on BBB exposure
bears careful surveillance

Increases in delinquencies  could
result from slowing economy

Active surveillance and portfolio
management

Managing through the credit cycle by emphasizing long-term
assessments of value and quality

6.0
5.8
5.6
5.4
5.2
5.0
4.8
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08
2Q08

CONSECO.

Performance

Yield*

Our investment yield has trended favorably in recent periods

* Gross yields before investment expenses

Conseco, Inc.

Investment Portfolio

As of June 30, 2008

35